Goodwill and Other Intangible Assets (Interim Goodwill Assessment for Second Quarter 2016) (Details) $ in Millions	6 Months Ended
Jun. 30, 2016 USD ($)
Goodwill and Intangible Assets Disclosure [Abstract]
Change in fair value due to 1% decrease in terminal year growth rate	$ 69
Change in fair value due to 1% increase in discount rate	$ 105
Expected cash flow period	4 years 6 months
Growth rate (as a percent)	3.30%
Discount rate (as a percent)	13.00%